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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) April 10, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of March 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-11, Mortgage Pass-Through Certificates, Series 2003-11).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On March 31, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-11.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 24, 2003 and the Prospectus Supplement dated March 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-11.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------
California                       482         $ 230,968,999.05       39.75%
Colorado                          33         $  14,678,322.82        2.53%
Florida                           93         $  43,704,838.75        7.52%
Georgia                           66         $  29,310,314.85        5.04%
Illinois                          30         $  14,370,844.73        2.47%
Maryland                          74         $  32,752,867.61        5.64%
Massachusetts                     28         $  12,224,215.63        2.10%
New Jersey                        45         $  21,881,864.67        3.77%
New York                          32         $  14,601,406.27        2.51%
North Carolina                    31         $  14,959,094.60        2.57%
Tennessee                         31         $  12,821,971.92        2.21%
Virginia                         113         $  48,663,125.32        8.38%
xOther (less than 2%)            192         $  90,091,363.74       15.51%
                           ----------------------------------------------------
                                1250         $ 581,029,229.96      100.00%



----------
(1) The Other row in the preceding table includes 27 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.654% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
660-699                        166          $  77,547,085.96       13.35%
700-719                        178          $  81,819,277.04       14.08%
720 and Above                  906          $ 421,662,866.96       72.57%
                          -----------------------------------------------------
                              1250          $ 581,029,229.96      100.00%



----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 742.

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                           Number of       Aggregate Principal     Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                         6         $   3,460,949.28         0.60%
Hi-rise Condominium               4         $   2,255,348.19         0.39%
Low-rise Condominium             45         $  20,032,722.06         3.45%
Planned Unit Development        219         $ 101,471,537.15        17.46%
Single Family Residence         976         $ 453,808,673.28        78.10%
                          -----------------------------------------------------
                               1250         $ 581,029,229.96       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
     5.375                       4          $   1,844,765.97        0.32%
     5.500                       7          $   3,527,644.44        0.61%
     5.625                      10          $   4,735,435.18        0.82%
     5.750                      53          $  26,444,781.97        4.55%
     5.875                     171          $  77,233,217.16       13.29%
     6.000                     284          $ 132,252,878.61       22.76%
     6.110                       1          $     450,900.00        0.08%
     6.115                       1          $     345,000.00        0.06%
     6.125                     220          $ 105,161,003.41       18.10%
     6.235                       1          $     361,200.00        0.06%
     6.250                     240          $ 108,753,659.27       18.72%
     6.375                     143          $  67,443,215.78       11.61%
     6.480                       1          $     400,000.00        0.07%
     6.500                      60          $  28,668,381.44        4.93%
     6.505                       1          $     344,375.00        0.06%
     6.625                      31          $  13,326,825.11        2.29%
     6.750                      18          $   8,069,448.08        1.39%
     6.875                       2          $     888,500.00        0.15%
     7.000                       1          $     368,532.38        0.06%
     7.125                       1          $     409,466.16        0.07%
                          -----------------------------------------------------
                              1250          $ 581,029,229.96      100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans as shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.130% per annum. Without the adjustment, the weighted average rate of the mortgage loans is expected to be approximately 6.131% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance             207           $  95,140,328.99       16.37%
Purchase                       388           $ 179,736,856.59       30.93%
Rate/Term Refinance            655           $ 306,152,044.38       52.69%
                          -----------------------------------------------------
                              1250           $ 581,029,229.96      100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                 117          $  58,692,176.21         10.10%
50.01 to 55.00                 72          $  35,658,025.27          6.14%
55.01 to 60.00                 70          $  32,721,500.10          5.63%
60.01 to 65.00                115          $  54,909,215.52          9.45%
65.01 to 70.00                143          $  67,667,894.29         11.65%
70.01 to 75.00                196          $  92,207,341.77         15.87%
75.01 to 80.00                485          $ 219,132,106.42         37.71%
80.01 to 85.00                 12          $   4,890,049.88          0.84%
85.01 to 90.00                 20          $   7,953,574.28          1.37%
90.01 to 95.00                 20          $   7,197,346.22          1.24%
                          -----------------------------------------------------
                             1250          $ 581,029,229.96        100.00%



----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 68.91%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Investment                       1           $     400,000.00        0.07%
Owner Occupied                1210           $ 562,705,155.34       96.85%
Second/Vacation Home            39           $  17,924,074.62        3.08%
                          -----------------------------------------------------
                              1250           $ 581,029,229.96      100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

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Range of                        Number of
Current Mortgage                 Mortgage    Aggregate Principal   Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
$300,000.01 -   $350,000.00         129        $ 43,892,413.98        7.55%
$350,000.01 -   $400,000.00         368        $ 138,589,949.88       23.85%
$400,000.01 -   $450,000.00         214        $  91,041,121.01       15.67%
$450,000.01 -   $500,000.00         202        $  96,413,199.64       16.59%
$500,000.01 -   $550,000.00         101        $  52,719,743.43        9.07%
$550,000.01 -   $600,000.00          86        $  49,649,262.84        8.55%
$600,000.01 -   $650,000.00          80        $  50,941,902.27        8.77%
$650,000.01 -   $700,000.00           7        $   4,709,225.31        0.81%
$700,000.01 -   $750,000.00          19        $  13,726,461.24        2.36%
$750,000.01 - $1,000,000.00          44        $  39,345,950.36        6.77%
                                -----------------------------------------------
                                   1250        $ 581,029,229.96      100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $464,823.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
       360                   592           $ 283,044,843.64         48.71%
       359                   269           $ 123,545,258.72         21.26%
       358                   198           $  89,223,476.46         15.36%
       357                    89           $  39,029,564.26          6.72%
       356                    39           $  17,990,054.82          3.10%
       355                     8           $   3,965,050.75          0.68%
       354                     8           $   3,658,741.82          0.63%
       353                     5           $   2,061,632.29          0.35%
       352                     3           $   1,307,335.72          0.23%
       351                     1           $     375,265.84          0.06%
       350                     5           $   2,416,397.29          0.42%
       349                     1           $     387,219.63          0.07%
       348                     2           $   1,056,622.53          0.18%
       347                     1           $     418,121.47          0.07%
       346                     3           $   1,192,589.97          0.21%
       344                     1           $     388,351.63          0.07%
       343                     2           $     900,950.72          0.16%
       340                     1           $     435,783.82          0.08%
       333                     1           $     358,862.75          0.06%
       316                     1           $     479,279.44          0.08%
       300                     1           $     375,000.00          0.06%
       299                     1           $     410,040.88          0.07%
       297                     1           $     483,965.22          0.08%
       240                    14           $   6,399,838.00          1.10%
       239                     2           $     715,493.60          0.12%
       238                     1           $     409,488.69          0.07%
                            ---------------------------------------------------
                            1250           $ 581,029,229.96        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  April 10, 2003



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